POLARIS®

The Way Out.



Polaris Industries Inc.

- Founded in 1954
- Manufacture a diversified mix of high-quality, high-performance motorized products for recreation and utility use
- Well known brand name
- Product innovation key to success
- Highly productive non-union workforce – 3,700 strong
- National and international distribution system

Strong Business Foundation

Products *(% of 2000 Sales)*



ATV's 59%
- $844M business
- Growth opportunities going forward



Snowmobiles 22%
- Maintain #1 leadership position
- Generate cash



PWC 5%
- Minimum investment
- Upside only



Victory 1%
- $300-500MM long-term opportunity
- Superior product features



PG&A 13%
- Highest margin product
- Double in 3 years

Strengths/Opportunities

POLARIS The Way Out.

Strong Business Foundation

Growth Initiatives (Catalysts)	Strengths/Opportunities
Financial Services	• Rapidly grow retail credit portfolio
International Sales	• Grow from 6% to 10% of revenue • Become closer to our customer
Alliances	• Brand acquisitions/partnerships • Acquisitions/JV's
New Management	• Tom Tiller new CEO in 1999 • Over half of the top managers are new to the company

Sales
1990-2000

A Consistent Track Record...



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Dollars (in millions)
$289
$292
$377
$520
$817
$1,104
$1,184
$1,031
$1,181
$1,329
$1,426
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
Forecast
6-7%
range

CAGR: 17.3%

POLARIS The Way Out.

Polaris Sales by Business Unit

2000 Sales: $1.426 Billion


ATVs
59%
PWC
5%
Snowmobiles
22%
Motorcycles
1%
PG&A
13%


Victory
$20
PG&A
$183
PWC
$68
Sleds
$311
ATVs
$844
Sales In Millions

Earnings Per Share 1990-2000 *(diluted)*

A Consistent Track Record...



19 years of consecutive earnings growth
9-10% Increase
$ 3.83 to $3.86
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.79
$0.81
$0.91
$1.21
$1.98
$2.19
$2.24
$2.45
$2.72
$3.07
$3.50
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001 Forecast

CAGR: 16.0%

POLARIS The Way Out.

Historically Not Sensitive to Negative Economic Changes


Recession
Recession
Net Income (millions)
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
Consumer Confidence Index
160
140
120
100
80
60
40
20
0
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001 Forecast
Polaris' earnings grew an average of 14% per year from 1989 to 1992
Polaris Net Income
CCI

POLARIS The Way Out.

Product Cost Reduction Efforts

Gross Margins have improved 160 basis points from 1998 to 2000


Gross Margin Percentage
24.0%
23.5%
23.0%
22.5%
22.0%
21.5%
21.0%
20.5%
20.0%
21.4%
22.4%
23.0%
22.8-22.9%
-10 to -20
Basis Points
1998
1999
2000
2001
Forecast

Initiatives taken to improve gross margins include:

- EDGE snowmobile chassis
- ATV model platform consolidation
- Victory product cost reduced over 20%
- Improved purchasing practices/partnerships
- Returnable steel crates
- Slight decline in gross margins due to higher ATV promotional costs in 2001
- Overall drive to reduce product costs remains intact

Gross Margin Improvements are Sustainable

Cash Flow

Before Changes in Working Capital Items and Deferred Taxes

A Consistent Track Record...



$140
$120
$100
$80
$60
$40
$20
$0
Dollars (in millions)
$38
$40
$46
$59
$87
$89
$95
$97
$107
$115
$127
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000

CAGR: 12.8%

Return on Shareholders Equity

Significantly Above Industry Average


50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
21%
24%
31%
41%
43%
42%
45%
40%
44%
47%
44%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000

Debt to Total Capital Ratio

Ample Credit Capacity



30%
25%
20%
15%
10%
5%
0%
0%
0%
0%
0%
0%
25%
18%
13%
12%
19%
19%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000

POLARIS The Way Out.

Share Repurchases

Cumulatively to date have repurchased 6.7 million of 9.5 million authorized for a total of $226 million.



In Millions
2.0
1.5
1.0
0.5
0.0
0.5
1.5
1.1
1.5
1.2
1.0
1996
1997
1998
1999
2000
2001 YTD
Shares repurchased



In Millions
$60
$50
$40
$30
$20
$10
$0
$14
$40
$38
$52
$40
$42.4
1996
1997
1998
1999
2000
2001 YTD
In dollars

POLARIS The Way Out.

Blank Slide

ATV Overview
Market

1992-97	Industry averaged 12% annual growth
1998-99	Industry averaged 23% annual growth
2000	Industry growth 19%
YTD 2001	10% growth despite slowing economy
2001+	Average annual growth moderate to upper single digits

Worldwide ATV Industry Growth



Year 2000: 19% growth
Units (in thousands)
900
800
700
600
500
400
300
200
100
0
1992
1993
1994
1995
1996
1997
1998
1999
2000

Buyer Profile
- 40% first time buyers
- Male, married, age 41
- Average income $51,000
- Utility-oriented:

Farm/Ranch/Hobby	1/3
Outdoorsman/Hunting	1/3
Recreation	1/3

Product Profile
- Entered ATV market in 1985
- 18 models currently available (not including Youth ATVs)
- Priced competitively – $2,999 to $7,599 ($5,844 average)

Competitors
- Honda, Yamaha, Kawasaki, Suzuki, Arctic Cat, Bombardier

POLARIS The Way Out.

ALL-TERRAIN VEHICLES (ATVS)

Polaris ATV

Polaris entered ATV market in 1985

Polaris increased retail sales every year since 1989

Polaris ATV Sales



$658
$753
$844
In Millions
1998
1999
2000
2001 Forecast
Flat to slightly less than last year

3 Year CAGR: 22%

2000 Highlights

- ATV sales increased 12 percent to $844 million
- Represented 59 percent of our sales in 2000
- New product introductions help drive success:
  - Sportsman 500 HO
  - Sportsman 400
  - Youth ATV models (3)

2001 YTD

- Retail sales up in first nine months; wholesale sales lower due to more competitive market place
- Introduced two new models of next generation *RANGER* Super Utility Vehicles
- Both factory and dealer inventory declined sequentially in September 2001 from the first quarter
- New Sportsman 700 introduced in September

POLARIS The Way Out.



RANGER 4 x 4


RANGER

- Two New Models:
  - Ranger 2x4
  - Ranger 4x4
- High Clearance, Smooth Ride
- Unbeatable Hauling & Towing
- On-Demand True 4 Wheel Drive

Sportsman 700

- Strongest, most powerful ATV - new, durable, heavy duty chassis
- Liquid cooled 700 Twin engine
- Industry-leading independent rear suspension and True On Demand 4x4 drive system
- First Polaris domestic engine in ATVs



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Motorcycle Overview
Market

1992-98	Cruisers averaged 15% growth
1999	Cruisers grew 21%
2000	Industry cruiser growth 20% to 220,000 units
YTD 2001	13% growth
2001+	Average annual growth rate 10% +

Motorcycle Industry Growth



800
700
600
500
400
300
200
100
0
Units (in thousands)
All Motorcycles
Cruisers
Year 2000 growth for cruisers was 20%
1992
1993
1994
1995
1996
1997
1998
1999
2000

Victory Buyer Profile

- Enthusiasts – owners of multiple bikes
- Current Polaris customers
- Japanese cruiser customers

Victory Product Profile

- Three models – more coming
- Priced below Harley ($14,000 average)

Competitors (Cruisers)

- Harley-Davidson, Honda, Yamaha, Suzuki, Kawasaki, Indian, Big Dog

Polaris Victory

Victory production started July 4, 1998


Victory Sales
$41
$20
$11
15%-20% growth
In Millions
1998
1999
2000
2001 Forecast

2000 Highlights

- Too optimistic in the early part of 2000. Revised production schedules to compensate.
- Victory retail sales continued strong throughout 2000, increasing over 50%
- Number of steps taken in 2000 to strengthen our position in the motorcycle industry:
  - Dealer training
  - National ad campaign
  - Additional distributors in Canada & U.K.
  - New model added to line

2001 YTD

- Sales up 12% YTD
- New V92C Deluxe model being well received.
- New "Freedom" engine introduced
- Two new Victory Touring models introduced in fall 2001

Victory Status

- ***Cycle World's*** "Cruiser of the Year" July 1998
- ***Motorcycle Cruiser's*** "Cruiser of the Year" October 1999
- Expanded to Canada and UK in 2000
- Third model "Deluxe" introduced in August 2000
- Sport Cruiser introduced in August 1999; named "Sport Cruiser of the Year" by both ***Easy Riders*** and ***V Twin*** magazines in February 2001

VICTORY V92TC Deluxe



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Snowmobile Overview
Market

1993-96	Industry averaged 18% annual growth
1997-00	Industry absorbs growth & poor weather (flat-down)
2001+	Expect modest 5-7% industry growth as normal snowfall returns

Worldwide Snowmobile Industry Growth



Season 2001 growth: about flat
300
250
200
150
100
50
0
Units (in thousands)
1993
1994
1995
1996
1997
1998
1999
2000
2001
Season-end March 31

Buyer Profile

- Age 38 (vs. 41 industry average)
- Average income $61,000
- Performance-oriented: trail-riding, mountain-riding, sport, utility

Product Profile

- 27 models covering all market segments
- Over half of 2002 models in new "EDGE" chassis
- Priced at or below competition – $1,899 to $8,599 ($6,076 average)

Competitors

- Bombardier, Arctic Cat, Yamaha

POLARIS The Way Out.

Polaris Snowmobiles

Polaris has been Industry Market Share Leader for 11 consecutive years

Snowmobile Sales



Approximately
20%
growth
$325
$322
$311
In Millions
1998
1999
2000
2001
Forecast

3 Year CAGR: -5%

3 Year Market CAGR: -7%

2000 Highlights

- 2000 sales totaled $311 million, down 3 percent; gained market share again and improved operating profits slightly.
- Industry Market Share Leader for 11 consecutive years driven by:
  - Industry leading product offerings
  - Solid brand name
  - Half of our 2001 models were in the new "EDGE" chassis

2001 YTD

- Sales up 31% over last year
- Innovative *Snow Check Select*™ order option program introduced early this year pulled additional consumer sales into preseason
- Nearly 50% increase in preseason orders over last year

600 Edge X


POLARIS
X
X
E D G E
600
EDGE IFS

Customized Snowmobiles


SNOW
CHECK
SELECT
MARCH 1 - APRIL 16, 2001
POLARIS
The Way Out.



- New program for 2002 model year
- Options include choice of suspension, color, track, engine, shock, reverse and electric start
- Consumer can save up to $1,543 on factory installed custom options
- Pre-order sales up nearly 50% over last year
- Margin of pre-ordered snowmobiles improved due to custom options available

If you can dream it, we can build it!

Blank Slide

PERSONAL WATERCRAFT (PWC)

PWC Overview
Market

1991-1995	Industry grew 30+% annually
1996-2000	Rapid market decline from regulatory and legislative concerns
2001	Industry down 10% to 110,000 units
2002+	Modest industry growth resumes

Worldwide PWC Industry Growth



Legislative and regulatory concerns
Units (in thousands)
300
250
200
150
100
50
0
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001

Buyer Profile

- Age 41
- Average household income $95,000+
- Stability-oriented: Trend to 3 and 3+ passenger models

Product Profile

- Seven models
- Competitive pricing
- $5,999 to $9,499 ($7,912 avg.)
- Larger, cleaner and more quiet trend

Competitors

- Bombardier, Yamaha, Kawasaki

POLARIS The Way Out.

Polaris PWC

First manufacturer with a model (Genesis i) that complies with EPA's 2006 emission standards

Polaris PWC Sales


$48
$54
$68
Approximately flat for the year
In Millions
1998
1999
2000
2001 Forecast

3 Year CAGR: 2%

2000 Highlights

- 2000 sales totaled $68 million, up 27 percent in an industry that has declined for the past five seasons.
- Introduced a new 3 passenger machine, the Virage.
- Implemented a more focused marketing approach

2001 YTD

- Inventories remain at manageable levels
- Gained market share in 2000-2001 season
- Introduced new entry-level boat called "Freedom"
- Expanded direct injection technology into additional models

FREEDOM


POLARIS
Freedom

PARTS, GARMENTS AND ACCESSORIES (PG&A)

Polaris PG&A

Polaris PG&A Sales



In Millions
$139
$158
$183
15%-20% growth
1998
1999
2000
2001 Forecast

3 Year CAGR: 10%

2000 Highlights

- 2000 sales totaled $183 million, up 16 percent for the year
- New dedicated PG&A sales force
- Introduced 1,100 new products last year covering all business units
- Minimal growth in PG&A inventory levels
- E-Commerce store launched in October 2000

2001 YTD

- Wholesale sales up 19%
- Leveraging expanded product line, sales force, and installed product base of over 2 million current Polaris owners
- Good winter of snowmobiling last season helped sales

POLARIS The Way Out.

PG&A Business Overview
Polaris

Highest margin business (almost double corporate average)
Has grown 32% since 1998 (greater focus placed on product line)

2000 Sales Breakdown


Parts
53%
Apparel
12%
Accessories
35%


Snowmobiles
40%
Victory
3%
Non-Product
9%
PWC
4%
ATV / RANGER
44%

POLARIS The Way Out.

PROFESSIONAL SERIES

Polaris Professional Series Workmobiles™



Polaris ASL 300
(All Surface Loader)



Utility Task
Vehicles (UTV)
2x4, 4x4, 6x6



ATV Pro
4x4, 6x6

- Expanded line of commercial and utility vehicles
- Additional products to be added soon
- Long-term opportunity to be a significant segment of our overall business

POLARIS
The Way Out.

Growth Initiatives (Catalysts)

Financial Services

Alliances

International Sales

New Management

Provides Incremental Sales, Earnings and Brand Awareness for Polaris

Growth Initiative
Financial Services

- Expansion of Polaris Acceptance joint venture with Transamerica
- Create "one stop shopping" for consumers
- Expect penetration rates to improve
  - Retail Credit 10% today → grow to 20%
  - Service contracts 6% today → grow to 15%
- Operating income up 47% in 2000
- Significant long-term profit potential

Growth Initiative
International Opportunities

- Goal to grow from 6% of sales to 10% by 2005
- Purchased Australian/New Zealand and France distributors
- Hired new international VP
- Increased sales 34% to $83 million in 2000 from 1998
- Sales up 11% year-to-date 2001.



Winnipeg, Manitoba, Canada
Roseau, Minnesota
Osceola, Wisconsin
Passy, France
Medina, Minnesota
Spirit Lake, Iowa
Vermillion, South Dakota
Ballarat, Victoria, Australia

Growth Initiative
Alliances


POLARIS
22
ATVs



- ASV
- Dodge trucks
- Bass Pro Shops
- Remington™ Special Edition Sportsman 500
- DeWalt Tools
- Ducks Unlimited
- NASCAR sponsorship
- Goodyear Tires
- Product licensing (Go Carts & Mini-bikes)
- Polaris Adventure Tours
- Potential acquisitions

Building A Dominant Brand

Polaris Brand Promise:

Polaris promises you a better riding experience that allows you to get away with an unequalled feeling of freedom.

Polaris Themeline:

"The Way Out."

Building a Dominant Brand

- **Marketing and Advertising - our promise to customers**
  - Clean, sustainable positioning
  - Reinforced with consistent advertising, promotions and partnerships to surround the customer
- **Distribution – the in-store experience**
  - Drive toward consistently outstanding customer satisfaction
  - Larger, more profitable, better managed dealerships supported consistently by Polaris
- **Product – the real world**
  - Outstanding product and service quality
  - Industry leading innovation delivered at lightening speed
- **Employee Owners – our contacts with customers**
  - Passionate enthusiasts who live the riding experience
- **Time**

Result…

Increased market share, higher repurchase rates and premium pricing

Upgrading Distribution Channels

Today…




HYPER TOYS


POLARIS



POLARIS
The Way Out.

“The Way Out”- ATVs



Blank Slide

"The Wedding"

Blank Slide

“Family Dinner”



Blank Slide

Upgrading Distribution Channels

The goal…



POLARIS
AMERICA



- Drive toward consistently outstanding customer satisfaction
- Larger, more profitable, better managed dealerships supported consistently by Polaris through:
  - Co-op advertising program
  - Store Merchandising program
- Historically have seen an average increase of 40% in sales for multi-line remodeled stores using new design

2001 Outlook

- Announced third quarter results on October 16
  - 14th consecutive quarter of increased sales and earnings
    - Sales up 7 percent to $431.1 million
    - Earnings per share up 11 percent to $1.38 per share
- Operating environment remains challenging:
    - Overall economic slowdown
    - More aggressive Japanese competitors, particularly within ATV, PWC and motorcycle segments

POLARIS The Way Out.

2001 Outlook

- Polaris' response:
  - **Continued focus on innovation and leverage our competitive advantage – flexibility**
    - Grow where we can
    - Intensify quality improvement efforts
    - Watch every penny of cost
    - Conservative production levels
  - **Expanded promotional activities and reduced production rates in ATVs**
- Expectations for remainder of 2001
  - **Business environment will likely remain competitive for Q4**
  - **However, expect another record year, both in terms of revenue and earnings per share**
    - Full year Revenue growth expected in the 6% to 7% range
    - Full year Earnings per share growth in the range of 9% to 10% ($3.83-$3.86 per share)
    - Diversification of product and flexibility to quickly adapt to changing conditions are key to continued success in this environment

The Goals . . . .

- $2B by 2002; $3B by 2007
- Grow EPS as fast as revenue
- Build a dominant brand with industry leading quality and distribution
- Expand P/E multiple to 20+

POLARIS
The Way Out.

Achieved by . . . .

Product Innovation - "The Foundation"

- **ATVs**
  - $700M business growing double digit
  - Strong #2 and growing share
- **Motorcycles**
  - $300-500MM opportunity
  - Superior product
- **Snowmobiles**
  - Maintain leadership
  - Generate cash
- **Personal Watercraft**
  - Minimum investment
  - Upside only

Growth Initiatives - "The Catalysts"

- **Financial Services**
  - Rapidly grow retail portfolio
- **Parts, Garments & Accessories**
  - Double in 3 years
- **International**
  - Grow from 6% to 15% of revenue
  - Motorcycle is gamechanger
- **Alliances**
  - Brand extensions/partnerships
  - Acquisitions/JVs
- **New Management**

Higher Expectations

The Company's future plans, goals or objectives stated above are "forward-looking statements" intended to qualify for the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Shareholders, potential investors and others are cautioned that all forward-looking statements involve risks and uncertainty that could cause results to differ materially from those anticipated by the statements made herein.

How Are We Doing So Far?

3Q96 to 1Q98

	% Sales Growth	% EPS Growth
3Q96	3 %	-15 %
4Q96	5	2
1Q97	-19	-8
2Q97	-21	-16
3Q97	-2	44
4Q97	-6	15
1Q98	-7	-27
Average	*-7 %*	*-1 %*

2Q98 to 1Q01

	% Sales Growth	% EPS Growth
2Q98	10 %	12 %
3Q98	23	18
4Q98	18	26
1Q99	13	13
2Q99	18	9
3Q99	8	13
4Q99	12	16
1Q00	14	14
2Q00	6	13
3Q00	2	13
4Q00	8	15
1Q01	5	7
2Q01	5	6
3Q01	7	11
Average	*11 %*	*13%*

POLARIS
The Way Out.



Blank Slide

In Summary…..
Why Buy Polaris?

- ✓ 47 year track record
  - 19 consecutive years of earnings growth
  - 14 consecutive quarters of sales & EPS growth
- ✓ Proven product and marketing capability
- ✓ Strong brand
- ✓ Strong balance sheet
- ✓ Extensive engineering, manufacturing and purchasing resources
- ✓ Significant operating scale
- ✓ Strong, experienced management team
- ✓ Growing markets with good positions in snowmobiles and ATVs

POLARIS
The Way Out.

1995 Private Securities Reform Act

Polaris Industries Inc. Disclosure Statement

Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements.

POLARIS®
The Way Out.

